SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices)
Registrant’s telephone number, including area code: (218) 327-3434
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 31, 2006, A.S.V., Inc. (ASV) issued a press release disclosing its financial results for the three and nine months ended September 30, 2006. In addition, the press release contained information regarding a conference call to be held October 31, 2006 during which ASV intends to discuss its financial results for the three and nine months ended September 30, 2006 and its outlook for the balance of fiscal 2006.
For additional information, see the press release included as Exhibit 99 hereto.
Item 9.01 Financial Statements and Exhibits.
d.	Exhibits
The following exhibit is being furnished herewith

Exhibit	Description of Exhibit

99	Press release dated October 31, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 31, 2006

A.S.V., Inc.
By:	/s/ Richard A. Benson
Its: Chief Executive Officer
EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Press release dated October 31, 2006